DERIVATIVE FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Schedule of Derivative Financial Instruments

Changes in fair value	Forward - foreign currency	Conversion right debentures	Total

On December 31, 2025	—	(6,448)	(6,448)

Gains (losses) recognized in result, net	14,402	—	14,402
Payments (receipts), net	(11,849)	—	(11,849)
Write-offs	—	6,448	6,448

On June 30, 2026 (Unaudited)	2,553	—	2,553

Rights with current derivative financial instruments	5,007	—	5,007
Obligations with current derivative financial instruments	(2,454)	—	(2,454)